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                                                                    Exhibit 99.1

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                INFOSPACE, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                             _______________, 2000

     The undersigned stockholder of InfoSpace, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Joint Proxy Statement/Prospectus, each dated __________________, 2000, and hereby appoints Naveen Jain and Ellen B. Alben, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of InfoSpace, Inc. to be held on September __, 2000, at _____ a.m., Pacific Standard Time, at _________________________________ and at any continuation(s) or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE PROPOSAL TO ISSUE SHARES OF INFOSPACE COMMON STOCK IN CONNECTION WITH THE PROPOSED MERGER OF GO2NET, INC. WITH A WHOLLY-OWNED SUBSIDIARY OF INFOSPACE, AND (2) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

+-----------------------------------------+
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|  COMMENTS/ADDRESS CHANGE: PLEASE MARK   |
| COMMENT/ADDRESS BOX ON THE REVERSE SIDE |
+-----------------------------------------+

                                    (Continued and to be signed on reverse side)

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                              [LOGO OF INFOSPACE]

                        SPECIAL MEETING OF STOCKHOLDERS

                             _______________, 2000
                                   ____ a.m.

                                InfoSpace, Inc.
                              601 108th Street NE
                          Bellevue, Washington 98004

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THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE FOLLOWING PROPOSALS.

                                                               Please Mark   [X]
                                                               your votes
                                                             as indicated in
                                                               this example

1. Proposal to issue shares of InfoSpace common stock in connection with the proposed merger of Go2Net, Inc. with a wholly-owned subsidiary of InfoSpace.

                       FOR         AGAINST        ABSTAIN
                       [_]           [_]            [_]

2. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

                       [_]           [_]            [_]


I PLAN TO ATTEND THE MEETING   [_]       COMMENTS/ADDRESS CHANGE            [_]
                                         Please mark this if you have
                                         written comments/address on the
                                         reverse side

                          ________
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Signature
         ------------------------------------

Signature
         ------------------------------------

Date
    ------------------------
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

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                           . FOLD AND DETACH HERE .